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                                Exhibit (10)(a)
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Consent of Independent Auditors


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                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and the use of our report dated January 29, 1999 with respect to the financial statements of the subaccounts of AUSA Endeavor Variable Annuity Account, which are available for investment by The Endeavor Variable Annuity contract owners, and to the use of our report dated February 19, 1999 with respect to the statutory-basis financial statements of AUSA Life Insurance Company, Inc., included in Post-Effective Amendment No. 8 to the Registration Statement (Form N-4 No. 33-83560) and related Prospectus of The Endeavor Variable Annuity.

Des Moines, Iowa
April 27, 1999